UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Agree Realty Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # QAARV1-P12345 Get informed before you vote V2.1 AGREE REALTY CORPORATION 2025 Annual Meeting Vote by May 14, 2025 11:59 PM ET AGREE REALTY CORPORATION 32301 WOODWARD AVENUE ROYAL OAK, MI 48073 ATTN: PETER COUGHENOUR You invested in AGREE REALTY CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 15, 2025. View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 01, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 15, 2025 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/ADC2025 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. QAARV2-P12345 Voting Items Board Recommends This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 01) Joel Agree 02) Michael Judlowe 03) Gregory Lehmkuhl For 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2025. For 3. To approve, by non-binding vote, executive compensation. For 4. To approve an amendment to our Articles of Incorporation, as amended and supplemented, to increase the number of authorized shares of our common stock. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.